United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 28, 1996


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


          Bermuda                  1-4668                         NONE
State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)          File Number)              Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA           NONE
      (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


          (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

     On August 27, 1996, the Company filed a petition with Florida's First District Court of Appeal to order the state's Department of Environmental Protection to issue an offshore drilling permit to the Company without further delay.

     A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)    Exhibits

               (99) Additional Exhibits

                    (a)  Press release of the registrant dated August 28, 1996.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                            (Registrant)



                              By /s/ James R. Joyce
                              James R. Joyce
                              Treasurer


Date:  September 3, 1996



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